Retirement Plan Series Account

of Empower Annuity Insurance

Company of America

Annual Report

December 31, 2023

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER ARIEL MID CAP VALUE FUND	EMPOWER BOND INDEX FUND	EMPOWER GOVERNMENT MONEY MARKET FUND	EMPOWER INTERNATIONAL VALUE FUND	EMPOWER MULTI- SECTOR BOND FUND	EMPOWER S&P 500 INDEX FUND

ASSETS:
Investments at fair value (1)	$3,008,345	$497,683	$5,102,283	$793,403	$1,725,061	$7,554,539
Investment Income Due and Acrued			1,965
Receivable for fund shares Sold	7,261

Total assets	3,015,606	497,683	5,104,248	793,403	1,725,061	7,554,539

LIABILITIES:
Redemptions Payable	7,261

Total Liabilities	7,261

NET ASSETS	$3,008,345	$497,683	$5,104,248	$793,403	$1,725,061	$7,554,539

NET ASSETS REPRESENTED BY:
Accumulation units	$3,008,345	$497,683	$5,104,248	$793,403	$1,725,061	$7,554,539

ACCUMULATION UNITS OUTSTANDING	24,803	17,693	292,220	20,614	26,149	360,731

UNIT VALUE (ACCUMULATION)	$121.29	$28.13	$17.47	$38.49	$65.97	$20.94

(1) Cost of investments:	$3,602,993	$532,056	$5,102,283	$798,467	$1,821,688	$5,815,411
Shares of investments:	341,082	39,034	5,102,283	65,952	135,087	247,284

The accompanying notes are an integral part of these financial statements.	(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER S&P SMALL CAP 600 INDEX FUND	EMPOWER SHORT DURATION BOND FUND	EMPOWER SMALL CAP VALUE FUND	EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	EMPOWER U.S. GOVERNMENT SECURITIES FUND

ASSETS:
Investments at fair value (1)	$2,877,495	$173,989	$5,274,172	$7,381,182	$597,557
Investment Income Due and Acrued
Receivable for fund shares Sold

Total assets	2,877,495	173,989	5,274,172	7,381,182	597,557

LIABILITIES:
Redemptions Payable

Total Liabilities

NET ASSETS	$2,877,495	$173,989	$5,274,172	$7,381,182	$597,557

NET ASSETS REPRESENTED BY:
Accumulation units	$2,877,495	$173,989	$5,274,172	$7,381,182	$597,557

ACCUMULATION UNITS OUTSTANDING	21,156	6,678	32,504	51,339	21,620

UNIT VALUE (ACCUMULATION)	$136.01	$26.05	$162.26	$143.77	$27.64

(1) Cost of investments:	$2,901,440	$175,543	$3,933,794	$5,578,553	$675,358
Shares of investments:	226,218	16,909	146,872	206,294	54,721

The accompanying notes are an integral part of these financial statements.	(Concluded)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER ARIEL MID CAP VALUE FUND	EMPOWER BOND INDEX FUND	EMPOWER GOVERNMENT MONEY MARKET FUND	EMPOWER INTERNATIONAL VALUE FUND	EMPOWER MULTI-SECTOR BOND FUND	EMPOWER S&P 500 INDEX FUND

INVESTMENT INCOME:
Dividends	$71,079	$9,785	$219,415	$11,104	$56,492	$30,781

EXPENSES:
Mortality and expense risk	1,369	564	3,561	568	551	4,758

NET INVESTMENT INCOME (LOSS)	69,710	9,221	215,854	10,536	55,941	26,023

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(64,133)	(1,700)	1	(7,277)	(24,527)	160,852
Realized gain distributions	349,424			14,189		348,574

Net realized gain (loss) on investments	285,291	(1,700)	1	6,912	(24,527)	509,426

Change in net unrealized appreciation (depreciation) on investments	(60,332)	15,680	0	138,453	101,649	1,004,777

Net realized and unrealized gain (loss) on investments	224,959	13,980	1	145,365	77,122	1,514,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$294,669	$23,201	$215,855	$155,901	$133,063	$1,540,226

The accompanying notes are an integral part of these financial statements.	(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	INVESTMENT DIVISIONS

	EMPOWER S&P SMALL CAP 600 INDEX FUND	EMPOWER SHORT DURATION BOND FUND	EMPOWER SMALL CAP VALUE FUND	EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	EMPOWER U.S. GOVERNMENT SECURITIES FUND

INVESTMENT INCOME:
Dividends	$14,811	$4,049	$2,288	$0	$14,117

EXPENSES:
Mortality and expense risk	1,807	266	2,925	3,763	719

NET INVESTMENT INCOME (LOSS)	13,004	3,783	(637)	(3,763)	13,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(51,907)	(562)	72,245	156,277	(3,734)
Realized gain distributions	74,956		114,064	191,428

Net realized gain (loss) on investments	23,049	(562)	186,309	347,705	(3,734)

Change in net unrealized appreciation (depreciation) on investments	350,092	6,065	626,665	910,882	15,101

Net realized and unrealized gain (loss) on investments	373,141	5,503	812,974	1,258,587	11,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$386,145	$9,286	$812,337	$1,254,824	$24,765

The accompanying notes are an integral part of these financial statements.	(Concluded)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER ARIEL MID CAP VALUE FUND		EMPOWER BOND INDEX FUND		EMPOWER GOVERNMENT MONEY MARKET FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$69,710	$155,783	$9,221	$6,143	$215,854	$53,487
Net realized gain (loss) on investments	285,291	806,912	(1,700)	(11,067)	1	2
Change in net unrealized appreciation (depreciation) on investments	(60,332)	(1,453,065)	15,680	(82,153)

Increase (decrease) in net assets resulting from operations	294,669	(490,370)	23,201	(87,077)	215,855	53,489

CONTRACT TRANSACTIONS:
Purchase payments received	14,577	2,057	3,075	57,905	(854)	58,553
Transfers for contract benefits and terminations	(245,912)	(426,729)	(14,128)	(252,947)	(183,664)	(471,310)
Net transfers	(10,541)	(113,031)	10,737	68,763	445,379	733,250
Contract maintenance charges	(175)	(152)	(70)	(57)	(726)	(687)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(242,051)	(537,855)	(386)	(126,336)	260,135	319,806

Total increase (decrease) in net assets	52,618	(1,028,225)	22,815	(213,413)	475,990	373,295

NET ASSETS:
Beginning of period	2,955,727	3,983,952	474,868	688,281	4,628,258	4,254,963

End of period	$3,008,345	$2,955,727	$497,683	$474,868	$5,104,248	$4,628,258

CHANGES IN UNITS OUTSTANDING:
Units issued	135	669	538	6,506	26,764	62,879
Units redeemed	(2,179)	(5,323)	(529)	(10,885)	(11,638)	(45,040)

Net increase (decrease)	(2,044)	(4,654)	9	(4,379)	15,126	17,839

The accompanying notes are an integral part of these financial statements.	(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER INTERNATIONAL VALUE FUND		EMPOWER MULTI- SECTOR BOND FUND		EMPOWER S&P 500 INDEX FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,536	$10,557	$55,941	$46,489	$26,023	$21,234
Net realized gain (loss) on investments	6,912	10,115	(24,527)	(19,244)	509,426	325,241
Change in net unrealized appreciation (depreciation) on investments	138,453	(208,818)	101,649	(301,103)	1,004,777	(1,963,766)

Increase (decrease) in net assets resulting from operations	155,901	(188,146)	133,063	(273,858)	1,540,226	(1,617,291)

CONTRACT TRANSACTIONS:
Purchase payments received	1,640	1,563	14,267	1,104	3,564	37,414
Transfers for contract benefits and terminations	(64,383)	(126,394)	(62,931)	(387,839)	(358,179)	(898,361)
Net transfers	(219,931)	(26,921)	(189,860)	1,298	89,780	(305,536)
Contract maintenance charges	(84)	(62)	(73)	(66)	(648)	(650)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(282,758)	(151,814)	(238,597)	(385,503)	(265,483)	(1,167,133)

Total increase (decrease) in net assets	(126,857)	(339,960)	(105,534)	(659,361)	1,274,743	(2,784,424)

NET ASSETS:
Beginning of period	920,260	1,260,220	1,830,595	2,489,956	6,279,796	9,064,220

End of period	$793,403	$920,260	$1,725,061	$1,830,595	$7,554,539	$6,279,796

CHANGES IN UNITS OUTSTANDING:
Units issued	61	1,135	373	511	4,873	31,140
Units redeemed	(7,420)	(5,679)	(4,090)	(6,640)	(20,262)	(97,085)

Net increase (decrease)	(7,359)	(4,544)	(3,717)	(6,129)	(15,389)	(65,945)

The accompanying notes are an integral part of these financial statements.	(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER S&P SMALL CAP 600 INDEX FUND		EMPOWER SHORT DURATION BOND FUND		EMPOWER SMALL CAP VALUE FUND
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$13,004	$12,667	$3,783	$2,767	$(637)	$(87)
Net realized gain (loss) on investments	23,049	215,272	(562)	(1,683)	186,309	220,959
Change in net unrealized appreciation (depreciation) on investments	350,092	(850,266)	6,065	(11,592)	626,665	(791,344)

Increase (decrease) in net assets resulting from operations	386,145	(622,327)	9,286	(10,508)	812,337	(570,472)

CONTRACT TRANSACTIONS:
Purchase payments received	10,947	85,563	(9,081)		13,687	1,210
Transfers for contract benefits and terminations	(294,984)	(412,635)	(4,995)	(46,363)	(274,481)	(385,827)
Net transfers	(11,725)	(267,573)	805	(867)	(3,412)	(117,958)
Contract maintenance charges	(320)	(294)	(39)		(297)	(287)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(296,082)	(594,939)	(13,310)	(47,230)	(264,503)	(502,862)

Total increase (decrease) in net assets	90,063	(1,217,266)	(4,024)	(57,738)	547,834	(1,073,334)

NET ASSETS:
Beginning of period	2,787,432	4,004,698	178,013	235,751	4,726,338	5,799,672

End of period	$2,877,495	$2,787,432	$173,989	$178,013	$5,274,172	$4,726,338

CHANGES IN UNITS OUTSTANDING:
Units issued	120	1,378	35	211	149	1,965
Units redeemed	(2,503)	(6,054)	(546)	(2,082)	(1,880)	(5,593)

Net increase (decrease)	(2,383)	(4,676)	(511)	(1,871)	(1,731)	(3,628)

The accompanying notes are an integral part of these financial statements.	(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2023 AND 2022

	INVESTMENT DIVISIONS

	EMPOWER T. ROWE PRICE MID CAP GROWTH FUND		EMPOWER U.S. GOVERNMENT SECURITIES FUND
	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,763)	$(1,757)	$13,398	$8,677
Net realized gain (loss) on investments	347,705	507,016	(3,734)	(18,517)
Change in net unrealized appreciation (depreciation) on investments	910,882	(2,656,359)	15,101	(82,980)

Increase (decrease) in net assets resulting from operations	1,254,824	(2,151,100)	24,765	(92,820)

CONTRACT TRANSACTIONS:
Purchase payments received	2,030	2,705	3,356	55,054
Transfers for contract benefits and terminations	(370,803)	(860,532)	(13,596)	(142,605)
Net transfers	(107,450)	(233,039)	(970)	(7,981)
Contract maintenance charges	(388)	(311)	(72)	(79)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(476,611)	(1,091,177)	(11,282)	(95,611)

Total increase (decrease) in net assets	778,213	(3,242,277)	13,483	(188,431)

NET ASSETS:
Beginning of period	6,602,969	9,845,246	584,074	772,505

End of period	$7,381,182	$6,602,969	$597,557	$584,074

CHANGES IN UNITS OUTSTANDING:
Units issued	16	1,516	137	3,799
Units redeemed	(3,503)	(9,826)	(522)	(7,281)

Net increase (decrease)	(3,487)	(8,310)	(385)	(3,482)

The accompanying notes are an integral part of these financial statements.	(Concluded)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Retirement Plan Series Account (the Series Account), a separate account of Empower Annuity Insurance Company of America (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account, which is an individual variable annuity product, is no longer being sold. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2023, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gains, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as ‘Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Investment Divisions.

Contracts in the Payout Phase

Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions. In 2023, the separate accounts had no contracts in the payout phase.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, were as follows:

Investment Division	Purchases	Sales
EMPOWER ARIEL MID CAP VALUE FUND	$467,020	$289,937
EMPOWER BOND INDEX FUND	26,560	17,725
EMPOWER GOVERNMENT MONEY MARKET FUND	718,782	243,842
EMPOWER INTERNATIONAL VALUE FUND	59,944	317,977
EMPOWER MULTI-SECTOR BOND FUND	93,766	276,422
EMPOWER S&P 500 INDEX FUND	968,584	859,470
EMPOWER S&P SMALL CAP 600 INDEX FUND	183,481	391,603
EMPOWER SHORT DURATION BOND FUND	7,023	16,550
EMPOWER SMALL CAP VALUE FUND	211,007	362,083
EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	505,827	794,773
EMPOWER U.S. GOVERNMENT SECURITIES FUND	26,369	24,253

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company deducts from each participant account, a $30 annual maintenance charge on accounts under $5,000 on December 31 of any year. This charge is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders

The Company deducts an administrative surrender fee of $50 if the contract is surrendered in whole during the first 12 months and $25 if the contract is surrendered in part during the first 12 months. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.75% (category A), 0.50% (category O), 0.25% (category U), or 0.00% (category Z) depending on the size of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit, and expense risks. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company may deduct from each contribution any applicable state premium tax, which currently ranges from 0% to 3.5%. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Empower Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Empower Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2024. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
EMPOWER ARIEL MID CAP VALUE FUND 2023	25	$99.35	to	$123.09	$3,008	2.42%	0.00%	to	0.75%	9.63%	to	10.45%
2022	27	$90.62	to	$111.45	$2,956	4.92%	0.00%	to	0.75%	(13.59)%	to	(12.94)%
2021	32	$104.87	to	$128.01	$3,984	2.01%	0.00%	to	0.75%	25.19%	to	26.13%
2020	32	$83.77	to	$101.49	$3,202	2.54%	0.00%	to	0.75%	8.27%	to	9.09%
2019	34	$77.37	to	$93.04	$3,146	1.29%	0.00%	to	0.75%	23.39%	to	24.32%
EMPOWER BOND INDEX FUND 2023	18	$23.45	to	$29.21	$498	2.03%	0.00%	to	0.75%	4.24%	to	5.02%
2022	18	$22.50	to	$27.82	$475	1.13%	0.00%	to	0.75%	(14.33)%	to	(13.68)%
2021	22	$26.26	to	$32.23	$688	0.80%	0.00%	to	0.75%	(3.11)%	to	(2.39)%
2020	25	$27.10	to	$33.01	$789	1.37%	0.00%	to	0.75%	6.37%	to	7.17%
2019	31	$25.48	to	$30.80	$941	1.08%	0.00%	to	0.75%	7.28%	to	8.09%
EMPOWER GOVERNMENT MONEY MARKET FUND 2023	292	$14.45	to	$17.91	$5,104	4.46%	0.00%	to	0.75%	3.76%	to	4.54%
2022	277	$13.93	to	$17.13	$4,628	1.25%	0.00%	to	0.75%	0.46%	to	1.22%
2021	259	$13.86	to	$16.92	$4,255	0.01%	0.00%	to	0.75%	(0.74)%	to	0.01%
2020	289	$13.97	to	$16.92	$4,746	0.25%	0.00%	to	0.75%	(0.46)%	to	0.29%
2019	234	$14.03	to	$16.87	$3,787	1.74%	0.00%	to	0.75%	0.99%	to	1.75%
EMPOWER INTERNATIONAL VALUE FUND 2023	21	$32.01	to	$39.40	$793	1.26%	0.00%	to	0.75%	17.15%	to	18.03%
2022	28	$27.33	to	$33.38	$920	1.10%	0.00%	to	0.75%	(15.81)%	to	(15.18)%
2021	33	$32.46	to	$39.35	$1,260	1.75%	0.00%	to	0.75%	10.00%	to	10.83%
2020	29	$29.51	to	$35.51	$994	0.98%	0.00%	to	0.75%	8.91%	to	9.73%
2019	32	$27.09	to	$32.36	$998	1.30%	0.00%	to	0.75%	21.15%	to	22.07%
EMPOWER MULTI-SECTOR BOND FUND 2023	26	$53.50	to	$66.67	$1,725	3.19%	0.00%	to	0.75%	7.08%	to	7.88%
2022	30	$49.96	to	$61.80	$1,831	2.22%	0.00%	to	0.75%	(12.08)%	to	(11.42)%
2021	36	$56.83	to	$69.76	$2,490	2.34%	0.00%	to	0.75%	0.14%	to	0.89%
2020	33	$56.75	to	$69.14	$2,243	3.18%	0.00%	to	0.75%	8.28%	to	9.10%
2019	33	$52.41	to	$63.38	$2,090	1.68%	0.00%	to	0.75%	10.90%	to	11.73%
EMPOWER S&P 500 INDEX FUND 2023	361	$20.05	to	$21.04	$7,555	0.45%	0.00%	to	0.75%	24.67%	to	25.62%
2022	376	$16.08	to	$16.75	$6,280	0.35%	0.00%	to	0.75%	(19.16)%	to	(18.55)%
2021	442	$19.89	to	$20.57	$9,064	0.37%	0.00%	to	0.75%	27.24%	to	28.19%
2020	478	$15.63	to	$16.04	$7,649	0.72%	0.00%	to	0.75%	16.88%	to	17.77%
2019	541	$13.37	to	$13.62	$7,349	0.69%	0.00%	to	0.75%	29.86%	to	30.84%
EMPOWER S&P SMALL CAP 600 INDEX FUND 2023	21	$112.19	to	$138.94	$2,877	0.54%	0.00%	to	0.75%	14.61%	to	15.46%
2022	24	$97.89	to	$120.33	$2,787	0.46%	0.00%	to	0.75%	(17.14)%	to	(16.51)%
2021	28	$118.13	to	$144.13	$4,005	2.00%	0.00%	to	0.75%	25.00%	to	25.94%
2020	29	$94.50	to	$114.44	$3,225	1.43%	0.00%	to	0.75%	10.10%	to	10.93%
2019	36	$85.83	to	$103.16	$3,668	0.60%	0.00%	to	0.75%	21.38%	to	22.29%
EMPOWER SHORT DURATION BOND FUND 2023	7	$22.15	to	$27.09	$174	2.35%	0.00%	to	0.75%	4.89%	to	5.67%
2022	7	$21.12	to	$25.63	$178	1.44%	0.00%	to	0.75%	(4.96)%	to	(4.25)%
2021	9	$22.22	to	$26.77	$236	1.03%	0.00%	to	0.75%	(0.78)%	to	(0.03)%
2020	8	$22.39	to	$26.78	$214	1.89%	0.00%	to	0.75%	3.86%	to	4.64%
2019	8	$21.56	to	$25.59	$192	2.02%	0.00%	to	0.75%	4.61%	to	5.40%
EMPOWER SMALL CAP VALUE FUND 2023	33	$133.39	to	$165.27	$5,274	0.05%	0.00%	to	0.75%	16.93%	to	17.81%
2022	34	$114.07	to	$140.29	$4,726	0.06%	0.00%	to	0.75%	(10.70)%	to	(10.03)%
2021	38	$127.75	to	$155.93	$5,800	3.33%	0.00%	to	0.75%	29.70%	to	30.67%
2020	42	$98.50	to	$119.33	$4,889	0.00%	0.00%	to	0.75%	2.43%	to	3.20%
2019	48	$96.16	to	$115.63	$5,470	0.00%	0.00%	to	0.75%	23.74%	to	24.67%

(Continued)

RETIREMENT PLAN SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
EMPOWER T. ROWE PRICE MID CAP GROWTH FUND 2023	51	$119.78	to	$146.11	$7,381	0.00%	0.00%	to	0.75%	19.03%	to	19.92%
2022	55	$100.63	to	$121.84	$6,603	0.02%	0.00%	to	0.75%	(23.37)%	to	(22.79)%
2021	63	$131.32	to	$157.81	$9,845	0.18%	0.00%	to	0.75%	13.98%	to	14.83%
2020	67	$115.22	to	$137.43	$9,072	0.00%	0.00%	to	0.75%	23.18%	to	24.11%
2019	72	$93.53	to	$110.73	$7,888	0.00%	0.00%	to	0.75%	30.30%	to	31.28%
EMPOWER U.S. GOVERNMENT SECURITIES FUND 2023	22	$23.04	to	$28.69	$598	2.40%	0.00%	to	0.75%	3.67%	to	4.45%
2022	22	$22.22	to	$27.47	$584	1.34%	0.00%	to	0.75%	(12.74)%	to	(12.08)%
2021	25	$25.47	to	$31.24	$773	0.60%	0.00%	to	0.75%	(2.88)%	to	(2.15)%
2020	42	$26.22	to	$31.93	$1,303	0.78%	0.00%	to	0.75%	5.08%	to	5.87%
2019	32	$24.95	to	$30.16	$927	1.55%	0.00%	to	0.75%	5.33%	to	6.12%

(Concluded)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Retirement Plan Series Account of Empower Annuity Insurance Company of America and the Board of Directors of Empower Annuity Insurance Company of America

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of Retirement Plan Series Account of Empower Annuity Insurance Company of America (the “Series Account”) as of December 31, 2023, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Retirement Plan Series Account of Empower Annuity Insurance Company of America

APPENDIX A

Investment division	Statement of assets and liabilities	Statement of operations	Statements of changes in net assets

EMPOWER ARIEL MID CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER BOND INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER GOVERNMENT MONEY MARKET FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER INTERNATIONAL VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER MULTI-SECTOR BOND FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER S&P 500 INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER S&P SMALL CAP 600 INDEX FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER SHORT DURATION BOND FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER SMALL CAP VALUE FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER T. ROWE PRICE MID CAP GROWTH FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

EMPOWER U.S. GOVERNMENT SECURITIES FUND	December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023